UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

Hard Rock Hotel Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-52992	16-1782658
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 Paradise Road, Las Vegas, NV	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 693-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2010, Andrew (Randy) Kwasniewski, President and Chief Operating Officer of Hard Rock Hotel, Inc. (“HRHI”), passed away at the age of 56. HRHI is a subsidiary of Hard Rock Hotel Holdings, LLC (the “Company”), which owns the Hard Rock Hotel & Casino in Las Vegas. The Company has commenced a search for a new president and chief operating officer of HRHI. The Hard Rock Hotel & Casino will be managed in the interim by the property’s existing management team and with oversight by executives of Morgans Hotel Group Co. Morgans Hotel Group Co. is a member of the Company and the operator and manager of the Hard Rock Hotel & Casino and various other properties of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 12, 2010	Hard Rock Hotel Holdings, LLC

	By:	/s/ RICHARD SZYMANSKI
	Name: Its:	Richard Szymanski Vice President